FOUNTAINHEAD
                                            KALEIDOSCOPE FUND

                                            ------------------------------------
     [LOGO]
                                            FOUNTAINHEAD
                                            SPECIAL VALUE FUND


                                            SEMI-ANNUAL REPORT
                                            APRIL 30, 2002

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

A Message to Our Shareholders                                                 1

Performance Charts & Analyses
        Fountainhead Special Value Fund                                       4
        Fountainhead Kaleidoscope Fund                                        5

Schedules of Investments:
        Fountainhead Special Value Fund                                       6
        Fountainhead Kaleidoscope Fund                                        7

Statements of Assets and Liabilities                                          8

Statements of Operations                                                      9

Statements of Changes in Net Assets                                          10

Financial Highlights                                                         12

Notes to Financial Statements                                                14

--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2002
--------------------------------------------------------------------------------

April 30, 2002 marked the first six months of Fountainhead Special Value Fund's (KINGX) sixth fiscal year and the start of Fountainhead Kaleidoscope's (KALEX) third year. The overall environment for the Funds proved to be difficult. For the six months ended April 30, 2002, the Funds returned -15.51% and -6.76%, respectively. Both funds' performance has been better longer term relative to their respective benchmarks (see charts on pages 4 and 5). *

As the new year unfolded, investors hoped for a recovery and a new beginning after a protracted period of market declines and significant turmoil following the terrorist attacks of last September. This hope was at least somewhat offset by fears of continuing economic sluggishness, the unease surrounding future developments in the war on terrorism, and by concerns about interest rate increases later this year. The end result was relatively flat returns for the major market indices during the first quarter of 2002.

The Funds started the year on a disappointing note. Performance was hampered during the quarter primarily due to our holdings in the wireless and cable industries. In addition, Elan Corp. hurt results after questions arose regarding some of its accounting practices, and in this hypersensitive post-Enron era, people would rather shoot first and ask questions later. We have eliminated our positions in most wireless companies and in most cable companies as we see no near-term catalyst. Importantly, we believe that the worst is now behind us. We have redirected the capital into companies which we believe are well-positioned to deliver strong results in this current environment. Areas of recent investment include medical devices, pharmaceuticals, energy, and publishing.

Overall, we believe that the equity markets should continue to be choppy over the remainder of the year. Persistent anxieties about accounting standards, the credibility of Wall Street research, and weak nominal growth contributed to a decline in the equity markets at the end of April that marked the worst week for the Dow since 9/11. Three other overhangs for the market include the residual effects of excess spending in the technology sector, concern about the strength of the economic recovery, and the continuing unrest in the Middle East. Despite the strong rebound in tech stocks through the end of 2001, information technology continues to be a major soft spot in the economy. When bubbles burst, it takes quite some time for the damage to be fully undone. There appears to be some hot air remaining in the balloon. At the end of April, the Price/ Earnings ratios were still very high for many tech companies relative to the market. Cisco, for example, traded at thirty-five times 2002 estimates despite being down 83% from its peak. As of this writing, the equity market as a whole appeared expensive, but the median P/Es of the S&P 500 sectors were far lower than their weighted averages. Information technology continued to remain the market's most expensive sector by far.

The Middle East also continues to be on everyone's radar screen. Prior to the escalating violence in the region, the Funds took a position in oil service companies as a partial hedge to rising oil prices as the unrest lingers. It is important to note that while the recent rise in oil prices has benefited their respective stock prices, the increase in the price of the commodity itself appears to have had a much more muted impact on corporate profits than it did in the 1970s.

--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
A MESSAGE TO OUR SHAREHOLDERS (Continued)
APRIL 30, 2002
--------------------------------------------------------------------------------


The markets are also concerned that the Federal Reserve (Fed) will start raising interest rates soon. While we believe that this will be the case, it may occur at a date later than what the markets are anticipating and it may also be at a pace that is not as fast as the markets anticipate as well. Real interest rates are already at a high level compared to where the economy currently is in the cycle. In addition, Chairman Alan Greenspan has recently made several comments indicating that the Fed is in a position where it can take its time with the tightening process.

On the positive side, despite investor fears, corporate profits are poised to rebound as productivity is exploding to the upside. To illustrate, one can look at the current median sales per employee for the S&P 500 Index. This is a valuable metric as it can help identify if companies are efficiently managing their largest element of cost. In 1998 that figure stood at $239 per employee; at the end of 2001, it was $271--an increase of 13.3% in a relatively short period of time and in a difficult economic period. In fact, the median sales per employee has not experienced a downturn in the past 10 years. This is partially why consumer confidence has remained so surprisingly resilient despite the events of the last year or so. In addition, the recent bursting of the speculative bubble in technology and telecom combined with the economic slowdown has led to restructurings, downsizings, and layoffs. As the economy begins to pick up a bit, the layering of new revenues on top of a leaner cost structure should lead to a nice recovery in corporate profits as well as a rebound in stock prices. The outlook for employment also appears to be firming. A recent survey by International Strategy & Investments Group revealed that contacts at seven temporary employment agencies reported business was improving across a variety of industries in April. Positive news on the temporary employment front suggests an improving em- ployment picture.

Another positive going forward that we have pointed out in the past is the gargantuan amount of cash in money market mutual funds as a potential source of new flows into the equity markets. There should be little question that, with short-term interest rates below 2%, some of the $6 trillion currently in cash equivalents (CDs, money markets, and savings) will be invested in alternative assets seeking to achieve higher returns. Currently, cash as a percentage of the total equity market capitalization is back to levels last seen in 1995. In addition, short selling has been on the rise. As of April 22, 2002, short selling surged to a new record high. Several sources have cited that the primary reason for the huge increase is the rising number of hedge funds in the market. High levels of short interest are usually seen as a contrarian indicator as large short positions represent latent buying power if the equity market were to begin to rally.

The Funds did get off to a tough start this year. However, we have made what we believe to be the necessary changes to reposition the Funds going forward. We believe our portfolios as a whole contain companies with much cleaner balance sheets and significantly less leverage. In addition, we have made enhancements to our current sell discipline which will enable us to be more proactive in seeking to cut our losses should a stock not work out. Our buy process remains the same as it has been for 21 years. While we too are disappointed at recent performance, we believe that the start of 2002 was an anomaly and that our investment philosophy and buy process will reward shareholders over the long run. It is significant to note that all members of KING's investment advisory group are shareholders in the Funds, aligning our interests with those of our shareholders.

--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
A MESSAGE TO OUR SHAREHOLDERS (Continued)
APRIL 30, 2002
--------------------------------------------------------------------------------


Thank you for your continued support of the Fountainhead Special Value Fund and the Fountainhead Kalei- doscope Fund.


Sincerely,

/s/ Roger E. King

Roger E. King
Chairman and President

*PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. FOR ADDITIONAL FUND PERFORMANCE REFER TO PAGES 4 AND 5.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUNDS' MANAGER AS OF APRIL 30, 2002 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT AND DO NOT CONSTITUTE INVESTMENT ADVICE.

INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES MAY INVOLVE GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES. IN ADDITION, THE FUNDS' PORTFOLIO MAY BE OVERWEIGHTED IN AN INDUSTRY SECTOR IN WHICH ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUNDS' PERFORMANCE. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. ONE CANNOT INVEST DIRECTLY IN AN INDEX. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. (06/02)

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHARTS & ANALYSES
APRIL 30, 2002
--------------------------------------------------------------------------------

                                                           AVERAGE ANNUAL TOTAL
                                                          RETURN SINCE INCEPTION
FUND/INDEX                          1 YEAR     5 YEAR       DECEMBER 31, 1996
                                    ------     ------       -----------------
Fountainhead Special Value Fund    (32.42%)    12.75%            11.62%
Russell Midcap(R)Index              (0.70%)    11.52%            11.12%

[EDGAR REPRESENTATION OF GRAPH:

          Fountainhead Special         Russell Midcap
          Value Fund - $17,967         Index - $17,537

12/31/96            10000                 10000
                    10210                 10187
                    10420                 10374
                    10830                 10358.3
                    10485                 10138.2
                    10140                 9918.1
4/30/97             9860                  10164.8
                    10870                 10906.5
                    11560                 11263.3
                    11990                 12203
                    11860                 12070.5
                    12950                 12759.3
10/31/97            13370                 12263
                    13070                 12554.9
                    13664.8               12900.8
                    13432.4               12657.8
                    14756.4               13647.4
                    15908.6               14294.7
4/30/98             16474.6               14330.4
                    15757                 13886.9
                    16232                 14079.2
                    15423.5               13407.7
                    11976.9               11263.1
                    12229.6               11992
10/31/98            12745.1               12809.8
                    12482.3               13416.3
                    13179.7               14203.1
                    13968                 14178.7
                    14240.9               13707.2
                    15352.7               14136.5
4/30/99             16535.3               15180.8
                    17384.3               15137.3
                    18667.8               15671.2
                    19011.5               15241
                    18930.6               14846.3
                    20214.2               14324.4
10/31/99            23115                 15003.1
                    26379.6               15434.6
                    30752.9               16792.6
                    29422.6               16237
                    30878.6               17484.9
                    30375.8               18486.2
4/30/00             27547.7               17611.3
                    25369                 17144.8
                    27484.8               17651.9
                    26060.3               17453.9
                    27893.3               19126.7
                    26615.5               18854.1
10/31/00            28500.9               18563
                    24216.8               16892.4
                    25921.4               18177.9
                    30563.5               18470.7
                    27660.6               17346.4
                    25269.3               16270.2
4/30/01             26586.4               17661.6
                    27660.6               17990.6
                    27890.8               17821.4
                    27174.7               17311.3
                    24821.7               16645.7
                    21087.5               14638.4
10/31/01            21266.6               15218
                    22519.8               16493.2
                    23849.8               17155.6
                    20460.9               17053.2
                    18312.5               16872.2
                    19310                 17883.9
4/30/02             17967.3               17537.2]


The chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell Midcap(R) Index measures the performance of the 800 smallest compa- nies in the Russell 1000(R) Index, which represent approximately 24% of the total market capitalization of thE Russell 1000(R) Index. The total return of the Fund includes operating expenses that reduce returns, while thE total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. Market volatility can significantly impact short-term perfor- mance. Results of an investment made today may differ substantially from the Fund's historical performance.PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFI- CANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTAN- TIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVEST- MENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------------------------------------------------------------------------------
FOUNTAINHEAD KALEIDOSCOPE FUND
PERFORMANCE  CHARTS & ANALYSES
APRIL 30, 2002
--------------------------------------------------------------------------------

                                                          AVERAGE ANNUAL TOTAL
                                                         RETURN SINCE INCEPTION
FUND/INDEX                                 1 YEAR            NOVEMBER 1, 1999
----------                                 ------            ----------------

Fountainhead Kaleidoscope Fund            (20.82%)                5.00%
Russell 2000(R)Index                        6.68%                 8.34%

[EDGAR REPRESENTATION OF GRAPH:

         Fountainhead Kaleidoscope     Russell 2000
               Fund - $11,296         Index - $12,214

11/1/1999          10000                  10000
                   12600                  10520.3
                   13800                  11711.2
                   12820                  11523.1
                   12860                  13426
                   13600                  12540.8
4/30/2000          13470                  11786.1
                   13280                  11099.2
                   14570                  12066.8
                   14280                  11678.6
                   14970                  12569.6
                   14470                  12200.2
10/31/2000         14490                  11655.6
                   12670                  10459.1
                   13815.4                11357.4
                   15957                  11948.7
                   14644.7                11164.7
                   13731.4                10618.6
4/30/2001          14266.8                11449.2
                   14886.2                11730.7
                   15012.2                12135.7
                   14896.7                11478.8
                   13951.9                11108
                   11925.8                9612.8
10/31/2001         12114.7                10175.3
                   12776.1                10963.1
                   13416.5                11639.7
                   11883.8                11518.7
                   11169.9                11203
                   11978.2                12103.4
4/30/2002          11295.9                12213.7]

The chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Kaleidoscope Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell 2000(R) Index measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund's historical perfor- mance. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUC- TION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                  SECURITY                                                      SECURITY
SHARES            DESCRIPTION                          VALUE       SHARES       DESCRIPTION                        VALUE
------            --------------------                 -----       ------       -----------------------            -----

COMMON STOCK (96.9%)                                               COMMON STOCK - CONTINUED
AMUSEMENT & RECREATION SERVICES (4.1%)                             NONDEPOSITORY CREDIT INSTITUTIONS (7.4%)
25,500            Gaylord Entertainment Co. +       $  692,325     19,300       Countrywide Credit Industries,  $  901,505
                                                    ----------                  Inc.
                                                                   22,800       Saxon Capital, Inc. +              355,908
                                                                                                                ----------
                                                                                                                 1,257,413
CHEMICALS & ALLIED PRODUCTS (3.1%)                                                                              ----------
20,000            Mylan Laboratories, Inc.             529,600
                                                    ----------
                                                                   OIL & GAS EXTRACTION (12.0%)
COMMUNICATIONS (12.0%)                                             21,000       Diamond Offshore Drilling, Inc.    653,520
36,000            Cablevision Systems Corp.-Rainbow                21,000       GlobalSantaFe Corp.                736,890
                  Media Group +                        795,600     30,800       Ocean Energy, Inc.                 659,120
58,700            Citizens Communications Co. +        544,149                                                  ----------
71,000            Crown Media Holdings, Inc. +         717,100                                                   2,049,530
                                                    ----------                                                  ----------
                                                     2,056,849     PERSONAL SERVICES (3.0%)
                                                    ----------     27,500       CPI Corp.                          522,500
                                                                                                                ----------
ELECTRIC, GAS & SANITARY SERVICES (11.5%)
11,700            Black Hills Corp.                    407,862     PRINTING, PUBLISHING & ALLIED INDUSTRIES (4.0%)
38,000            Korea Electric Power Corp.-ADR       406,600     29,000       Reader's Digest Association, Inc.-
23,800            TECO Energy, Inc.                    662,592                  Class A                            690,200
19,000            Xcel Energy, Inc.                    483,170                                                  ----------
                                                    ----------
                                                     1,960,224     RAILROAD TRANSPORTATION (2.7%)
                                                    ----------     16,600       Florida East Coast Industries, Inc.-
                                                                                Class A                            463,140
HEALTH SERVICES (4.3%)                                                                                          ----------
23,250            Syncor International Corp. +         726,795
                                                    ----------     TELEVISION BROADCASTING STATIONS (8.5%)
                                                                   85,300       Paxson Communications Corp. +      904,180
INSURANCE CARRIERS (6.0%)                                          24,500       Young Broadcasting, Inc.-Class A + 553,455
19,000            Fidelity National Financial, Inc.    586,150                                                  ----------
 8,000             MBIA, Inc.                          431,440                                                   1,457,635
                                                    ----------                                                  ----------
                                                     1,017,590
                                                    ----------
                                                                   WATER TRANSPORTATION (3.3%)
                                                                   23,900       Royal Caribbean Cruises Ltd.       563,801
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;                                                                ----------
PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (12.7%)
35,000            Boston Scientific Corp. +            872,200     TOTAL INVESTMENTS (96.9%)
61,550            Interpore International, Inc. +      578,570     (COST $15,108,456)                          $16,542,112
26,700            Waters Corp. +                       719,565                                                  ----------
                                                    ----------     Other Assets and Liabilities (3.1%)             537,919
                                                     2,170,335                                                  ----------
                                                    ----------     TOTAL NET ASSETS (100.0%)                   $17,080,031
MISCELLANEOUS RETAIL (2.3%)                                                                                     ==========
12,100            Duane Reade, Inc. +                  384,175
                                                    ----------



--------------------------------------------------------------
+ Non-income producing security.
ADR - American Depository Receipt.

See Notes to Financial Statements.      6






--------------------------------------------------------------------------------
FOUNTAINHEAD KALEIDOSCOPE FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                  SECURITY                                                      SECURITY
SHARES            DESCRIPTION                          VALUE       SHARES       DESCRIPTION                         VALUE
-----             -----------------------            -------       ------       -----------------------             -----
COMMON STOCK (92.7%)                                               COMMON STOCK - CONTINUED
AMUSEMENT & RECREATION SERVICES (3.5%)                             MISCELLANEOUS RETAIL (2.9%)
3,100             Gaylord Entertainment Co. +       $  84,165      2,200        Duane Reade, Inc. +               $ 69,850
                                                   ----------                                                   ----------
CHEMICALS & ALLIED PRODUCTS (6.4%)
3,000             CollaGenex Pharmaceuticals, Inc. +   29,190      NONDEPOSITORY CREDIT INSTITUTIONS (2.2%)
2,900             Mylan Laboratories, Inc.             76,792      1,100        Countrywide Credit Industries,      51,381
3,000             PAREXEL International Corp. +        46,710                   Inc.                            ----------
                                                   ----------
                                                      152,692      OIL & GAS EXTRACTION (7.4%)
                                                   ----------      2,800        Diamond Offshore Drilling, Inc.     87,136
                                                                   4,100        Ocean Energy, Inc.                  87,740
                                                                                                                 ----------
COMMUNICATIONS (11.3%)                                                                                             174,876
4,300             Cablevision Systems Corp.-Rainbow                                                              ----------
                  Media Group +                        95,030      PERSONAL SERVICES (4.0%)
7,900             Citizens Communications Co. +        73,233      5,000        CPI Corp.                           95,000
9,800             Crown Media Holdings, Inc. +         98,980                                                    ----------
                                                   ----------      PRINTING, PUBLISHING & ALLIED INDUSTRIES (4.0%)
                                                      267,243      4,000        Reader's Digest Association, Inc.-
                                                   ----------                   Class A                             95,200
                                                                                                                 ----------
                                                                   RAILROAD TRANSPORTATION (3.3%)
DEPOSITORY INSTITUTIONS (2.9%)                                     2,800        Florida East Coast Industries,
5,900             Willow Grove Bancorp, Inc.           68,440                   Inc.-
                                                   ----------                   Class A                             78,120
ELECTRIC, GAS & SANITARY SERVICES (8.9%)                                                                        ----------
1,500             Black Hills Corp.                    52,290
3,300             Southwest Gas Corp.                  81,675
2,800             TECO Energy, Inc.                    77,952      TELEPHONE COMMUNICATIONS (8.9%)
                                                   ----------      1,900        Shenendoah Telecommunications Co.   94,335
                                                      211,917      2,000        Warwick Valley Telephone Co.       117,020
                                                   ----------                                                   ----------
                                                                                                                   211,355
HEALTH SERVICES (4.2%)                                                                                          ----------
3,200             Syncor International Corp. +        100,034      TELEVISION BROADCASTING STATIONS (8.6%)
                                                   ----------      12,000       Paxson Communications Corp. +      127,200
INSURANCE CARRIERS (3.5%)                                           3,400       Young Broadcasting, Inc.-Class A +  76,806
2,700             Fidelity National Financial, Inc.    83,295                                                   ----------
                                                   ----------                                                      204,006
                                                                                                                ----------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;                   TOTAL INVESTMENTS (92.7%)
PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (10.7%)                      (COST $1,925,594)                           $ 2,201,799
4,000             Boston Scientific Corp. +            99,680                                                   ----------
8,700             Interpore International, Inc. +      81,780      Other Assets and Liabilities (7.3%)             172,867
2,700             Waters Corp. +                       72,765                                                   ----------
                                                   ----------
                                                      254,225      TOTAL NET ASSETS (100.0%)                   $ 2,374,666
                                                   ----------                                                   ==========





-------------------------------------------------------------------
+ Non-income producing security.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                          FOUNTAINHEAD                 FOUNTAINHEAD
                                                                          SPECIAL VALUE                KALEIDOSCOPE
                                                                              FUND                         FUND

ASSETS
  Total investments, at value (Cost $15,108,456 and $1,925,594
    respectively) (Note 2)                                                $16,542,112                   $2,201,799

  Cash                                                                         28,576                       20,303

  Receivables:
    Investment securities sold                                              1,761,293                      239,935
    Fund shares sold                                                            2,050                            -
    Interest and dividends                                                     23,060                        1,578

  Other Assets                                                                  1,541                            -
                                                                          -----------                   -----------
Total Assets                                                              $18,358,632                   $2,463,615
                                                                          -----------                   -----------

LIABILITIES
  Payables:
    Investment securities purchased                                         1,237,622                       78,445
    Fund shares redeemed                                                       17,509                            -

  Accrued liabilities:
    Investment advisory fees (Note 3)                                             751                        2,516
    Administrator fees (Note 3)                                                 3,334                            -
    Transfer agency fees (Note 3)                                               2,561                            -
    Custodian fees (Note 3)                                                     1,334                            -
    Accrued expenses and other liabilities                                     15,490                        7,988
                                                                          -----------                   -----------
Total Liabilities                                                           1,278,601                       88,949
                                                                          -----------                   -----------

NET ASSETS                                                                $17,080,031                   $2,374,666
                                                                          ===========                   ==========

COMPONENTS OF NET ASSETS
  Paid-in capital                                                         $22,584,454                   $2,916,749
  Undistributed net investment loss                                          (105,529)                      (4,061)
  Unrealized appreciation on investments                                    1,433,656                      276,205
  Accumulated net realized loss on investments                             (6,832,550)                    (814,227)
                                                                          -----------                   -----------

NET ASSETS                                                                $17,080,031                   $2,374,666
                                                                          ===========                  ===========

SHARES OF BENEFICIAL INTEREST                                               1,215,951                      220,697


NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                                             $ 14.05                      $ 10.76




See Notes to Financial Statements.     8




--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2002 (Unaudited
--------------------------------------------------------------------------------
                                                                          FOUNTAINHEAD                 FOUNTAINHEAD
                                                                          SPECIAL VALUE                KALEIDOSCOPE
                                                                             FUND                          FUND

INVESTMENT INCOME
  Interest income                                                         $    10,758                 $       542
  Dividend income                                                              34,708                      12,111
                                                                          -----------                 -----------
Total Investment Income                                                        45,466                      12,653
                                                                          -----------                 -----------

EXPENSES
  Investment advisory fees (Note 3)                                            90,531                      23,400
  Administrator fees (Note 3)                                                  20,000                           -
  Transfer agency fees (Note 3)                                                17,708                           -
  Custodian fees (Note 3)                                                       4,254                           -
  Accounting fees (Note 3)                                                     20,012                           -
  Legal fees                                                                    2,139                           -
  Auditing fees                                                                 6,925                           -
  Trustees fees and expenses                                                      371                          49
  Reporting expenses                                                            9,557                           -
  Compliance expenses                                                          12,871                           -
  Miscellaneous expenses                                                        4,374                           -
                                                                          -----------                 -----------

Total Expenses                                                                188,742                      23,449
  Fees waived and expenses reimbursed (Note 4)                                (37,747)                     (6,735)
                                                                          -----------                 -----------
Net Expenses                                                                  150,995                      16,714
                                                                          -----------                 -----------

NET INVESTMENT LOSS                                                          (105,529)                     (4,061)
                                                                          -----------                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss from investments                                       (5,518,158)                   (574,441)
  Net change in unrealized appreciation of investments                      2,389,295                     401,377
                                                                          -----------                 -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                            (3,128,863)                   (173,064)
                                                                          -----------                 -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $(3,234,392)                $  (177,125)
                                                                          ===========                 ===========











See Notes to Financial Statements.     9






--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
APRIL 30, 2002
-------------------------------------------------------------------------------
                                                                                          FOUNTAINHEAD
                                                                                        SPECIAL VALUE FUND
                                                                          -------------------------------------------------
                                                                            PERIOD ENDED
                                                                            APRIL 30, 2002                YEAR ENDED
                                                                            (UNAUDITED)                 OCTOBER 31, 2001
                                                                          ------------------           --------------------

OPERATIONS
  Net investment loss                                                       $   (105,529)                     $  (304,511)
  Net realized loss from investments                                          (5,518,158)                        (104,217)
  Net change in unrealized appreciation (depreciation)
    of investments                                                             2,389,295                       (6,621,932)
                                                                             -----------                      -----------

Net Decrease in Net Assets from Operations                                    (3,234,392)                      (7,030,660)
                                                                             -----------                      -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain from investments                                                   -                       (3,741,772)
                                                                             -----------                      -----------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                               2,146,371                        8,578,660
  Reinvestment of distributions                                                        -                        3,528,824
  Redemption of shares                                                        (2,361,743)                      (5,744,281)
                                                                             -----------                      -----------
Net Increase (Decrease) from Capital Share Transactions                         (215,372)                       6,363,203
                                                                             -----------                      -----------
  Redemption fees                                                                  3,545                           14,755
                                                                             -----------                      -----------
Net Decrease in Net Assets                                                    (3,446,219)                      (4,394,474)


NET ASSETS
  Beginning of period                                                         20,526,250                       24,920,724
                                                                             -----------                      -----------
  End of period (a)                                                          $17,080,031                      $20,526,250
                                                                             ===========                      ===========

SHARE ACTIVITY
  Sale of shares                                                                 131,547                          396,928
  Reinvestment of distributions                                                        -                          188,808
  Redemption of shares                                                          (149,582)                        (267,784)
                                                                             -----------                      -----------
Net Increase (Decrease) in Shares                                                (18,035)                         317,952
                                                                             ===========                      ===========
(a) Accumulated Net Investment Loss                                           $ (105,529)                     $         -
                                                                             ===========                      ===========









See Notes to Financial Statements.     10





--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
APRIL 30, 2002
--------------------------------------------------------------------------------
                                                                                         FOUNTAINHEAD
                                                                                         KALEIDOSCOPE FUND
                                                                          ------------------------------------------------
                                                                            PERIOD ENDED
                                                                            APRIL 30, 2002                 YEAR ENDED
                                                                            (UNAUDITED)                OCTOBER 31, 2001
                                                                          ------------------          --------------------

OPERATIONS
  Net investment loss                                                       $    (4,061)              $    (17,059)
  Net realized loss from investments                                           (574,441)                  (113,591)
  Net change in unrealized appreciation (depreciation)
    of investments                                                              401,377                   (379,699)
                                                                            -----------                 -----------
Net Decrease in Net Assets from Operations                                     (177,125)                  (510,349)
                                                                            -----------                 -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain from investments                                                  -                   (113,601)
                                                                            -----------                 -----------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                                131,474                    527,632
  Reinvestment of distributions                                                      -                     113,133
  Redemption of shares                                                         (309,128)                   (14,996)
                                                                            -----------                 -----------
Net Increase (Decrease) from Capital Share Transactions                        (177,654)                   625,769
                                                                            -----------                 -----------
Net Increase (Decrease) in Net Assets                                          (354,779)                     1,819


NET ASSETS
  Beginning of period                                                         2,729,445                   2,727,626
                                                                            -----------                 -----------
  End of period (a)                                                         $ 2,374,666                 $ 2,729,445
                                                                            ===========                 ===========

SHARE ACTIVITY
Sale of shares                                                                   13,073                     39,985
Reinvestment of distributions                                                         -                      9,334
Redemption of shares                                                            (28,794)                    (1,207)
                                                                            -----------                 -----------
Net Increase (Decrease) in Shares                                               (15,721)                    48,112
                                                                            ===========                 ===========
(a) Accumulated Net Investment Loss                                         $    (4,061)                $         -
                                                                            ===========                 ===========




See Notes to Financial Statements.     11

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS
APRIL 30, 2002
--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout each period.

                                                                     FOR THE YEAR ENDED OCTOBER 31,
                                          PERIOD ENDED               ------------------------------            PERIOD ENDED
                                         APRIL 30, 2002                                                        OCTOBER 31,
                                           (UNAUDITED)         2001        2000          1999       1998          1997 (B)
                                         ---------------------------------------------------------------------------------------
NET ASSET VALUE,
    BEGINNING OF PERIOD                     $  16.63        $  27.21     $  22.86     $  12.61     $  13.35     $  10.00
                                            --------        --------     --------     --------     --------     --------
INVESTMENT OPERATIONS
    Net investment loss                        (0.09)          (0.25)       (0.31)       (0.16)       (0.09)       (0.02)
    Net realized and unrealized gain
    (loss) on investments                      (2.49)          (6.21)        5.70        10.41        (0.51)        3.37
                                            --------        --------     --------     --------     --------     --------
Total from Investment Operations               (2.58)          (6.46)        5.39        10.25        (0.60)        3.35
                                            --------        --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS
   FROM
   Net realized gain on investments                -           (4.13)       (1.04)           -        (0.14)           -
                                            --------        --------     --------     --------     --------     --------
   Redemption fee                                  - (c)(d)     0.01  (c)       -            -           -             -
                                            --------        --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD ...            $14.05        $  16.63     $  27.21     $  22.86     $  12.61     $  13.35
                                            ========        ========     ========     ========     ========     ========
TOTAL RETURN                                  (15.51)%        (25.38)%      23.35 %      81.28 %      (4.67)%      33.70 %
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period
    (000's omitted)                          $17,080         $20,526      $24,921     $ 14,068      $ 6,637     $  2,629
Ratios to Average Net Assets:
    Net investment income(loss), including
    reimbursement/waiver of fees               (1.05)%(a)      (1.26)%      (1.15)%      (0.95)%      (0.67)%      (0.16)%(a)
    Expenses, including reimbursement/
    waiver of fees                              1.50 %(a)       1.50 %       1.42 %       1.25 %       1.20 %       0.97 %(a)
    Expenses, excluding reimbursement/
    waiver of fees                              1.88 %(a)       1.94 %       2.03 %       2.50 %       2.76 %       8.25 %(a)
PORTFOLIO TURNOVER RATE                          118 %(a)        113 %        125 %        178 %        108 %        131 %(a)





--------------------------------------------------------------------------------
(a)   Annualized
(b)   December 31, 1996 (commencement of operations) to October 31, 1997.
(c)   Calculated using the Average Share Method.
(d)   Less than $0.01 per share.


See Notes to Financial Statements.     12

--------------------------------------------------------------------------------
FOUNTAINHEAD KALEIDOSCOPE FUND
FINANCIAL HIGHLIGHTS
APRIL 30, 2002
--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout each period.

                                                                   PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                                                   APRIL 30, 2002    ---------------------------------
                                                                   (UNAUDITED)              2001          2000
                                                                  ---------------    ---------------------------------


NET ASSET VALUE, BEGINNING OF PERIOD                               $  11.54             $  14.49        $  10.00
INVESTMENT OPERATIONS                                              --------             --------        --------
Net investment loss                                                   (0.02)               (0.07)          (0.07)
Net realized and unrealized gain (loss)
on investments                                                        (0.76)               (2.28)           4.56
                                                                   --------             --------        --------
Total from Investment Operations                                      (0.78)               (2.35)           4.49
                                                                   --------             --------        --------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments                                          -                (0.60)              -
                                                                   --------             --------        --------
NET ASSET VALUE, END OF PERIOD                                     $  10.76             $  11.54        $  14.49
                                                                   ========             ========        ========

TOTAL RETURN                                                          (6.76)%             (16.39)%         44.90 %

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                         $ 2,375             $  2,729        $  2,728

Ratios to Average Net Assets:
Net investment income (loss), including
reimbursement/waiver of fees                                          (0.30)%(a)           (0.60)%         (0.49)%
Expenses, including reimbursement/waiver of fees                       1.25 %(a)            1.25 %          1.25 %
Expenses, excluding reimbursement/waiver of fees                       1.75 %(a)            1.79 %          1.86 %
PORTFOLIO TURNOVER RATE                                                 104 %(a)             108 %           196 %










--------------------------------------------------------------------------------
(a) Annualized



See Notes to Financial Statements.     13

--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Fountainhead Special Value Fund and Fountainhead Kaleidoscope Fund (individually, a "Fund", and collectively, the "Funds"). Each Fund is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-three investment portfo- lios. The Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund commenced operations on the date indicated as follows:

       Fountainhead Special Value Fund          December 31, 1996
       Fountainhead Kaleidoscope Fund           November 1, 1999

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

SECURITY VALUATION - Generally, on each Fund business day, the Trust determines the net asset value per share of the Fund as of the close of regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is re- ported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custo- dian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accor- dance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various invest- ment securities held by each Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

EXPENSE ALLOCATION - The Trust accounts separately for the assets and liabilities and operations of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

REDEMPTION FEES - Each Fund charges a redemption fee of 1% of the current net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining share- holders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they are purchased. The fee, which is retained by each Fund, is accounted for as paid-in capital. Redemption fees collected by the Fountainhead Special Value Fund during the period ended April 30, 2002 totaled $ 3,545. No redemption fees were collected with respect to Fountain- head Kaleidoscope Fund.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser to each Fund is King Investment Advisors, Inc. (the "Ad- viser"). For its services, the Adviser receives an advisory fee from Fountainhead Special Value Fund at an annual rate of 0.90% of the average daily net assets. For its services, the Adviser receives an advisory fee from Fountainhead Kaleidoscope Fund at an annual rate of 1.75% of the average daily net assets. Under the Terms of the Management Agreement, the Adviser provides investment advisory services to Kaleidoscope Fund and is obligated to pay all expenses of the Fund except brokerage costs, taxes, borrowing costs, commissions, certain compensation and expenses of the Trustees and extraordinary and non-recurring expenses.

ADMINISTRATOR - The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee per Fund at an annual rate of 0.10% of the Fund's average daily net assets up to $100 million and 0.05% of the remaining assets, subject to an annual minimum fee of $40,000. The Adviser compensates FAdS for services rendered to Fountainhead Kaleidoscope Fund while Fountainhead Special Value Fund pays FAdS directly.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives a fee per Fund in the amount of $1,900 per month, $2 per month per shareholder account, $1 per month per networked shareholder account and out-of-pocket ex-penses. The Adviser compensates FSS for services rendered to Fountainhead Kaleidoscope Fund while Foun- tainhead Special Value pays FSS directly.

CUSTODIAN - The custodian is Forum Trust, LLC (the "Custodian") and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. For its services, the Custodian receives an annual fee per Fund of 0.01% on first $1 billion of the Fund average daily net assets, 0.0075% on Fund assets between $1-$2 billion and 0.005% thereafter. In addition, the Custodian receives from each Fund a $300 per month maintenance fee, certain transaction fees and certain out-of-pocket costs. The Ad- viser compensates the Custodian for services rendered to Fountainhead Kaleidoscope Fund while Fountain- head Special Value Fund pays the Custodian directly.

DISTRIBUTOR - The distributor for each Fund is Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. FFS receives no compensation for its distribution services.

FUND ACCOUNTANT - The fund accountant for each Fund is Forum Accounting Services, LLC ("FAcS"). For its services, FAcS receives a fee per Fund of $3,000 per month plus a fee of 0.02% of the Fund's average daily net assets up to $100 million and 0.005% thereafter, plus surcharges based on number of security positions and

--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

out-of-pocket expenses. The Adviser compensates FAcS for services rendered to Fountainhead Kaleidoscope Fund while Fountainhead Special Value pays FAcS directly.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has waived a portion of its fees and reimbursed certain expenses of each Fund so that total expenses of each Fund would not exceed certain limitations. The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2003. For the period ended April 30, 2002, expenses reimbursed and fees waived were as follows:

                                   Fees Waived      Fees Reimbursed
                                    by Adviser         by Adviser        Total
                                   -----------         ----------        -----
Fountainhead Special Value Fund      $ 37,747            $   -         $ 37,747
Fountainhead Kaleidoscope Fund          6,686               49            6,735

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period ending April 30, 2002, were as follows:

                            Fountainhead                   Fountainhead
                          Special Value Fund             Kaleidoscope Fund

Cost of Purchases          $ 22,908,203                   $ 2,723,044
Proceeds from Sales          23,372,767                     2,965,343

NOTE 6. CHANGE IN INDEPENDENT AUDITORS

At its June 5, 2001 meeting, the Board of Trustees of Forum Funds (the "Trust") approved Deloitte & Touche, LLP ("Deloitte") as the new independent accountant for each Fund, subject to the resignation of McCurdy & Associates CPA's, Inc. ("McCurdy") as independent auditor of the Funds. The decision to replace McCurdy with Deloitte was motivated by the fact that Deloitte already serves as independent auditor for the majority of the Trust's other series. During the Fund's past two fiscal years and through September 24, 2001, the Funds had no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

NOTE 7. RESTRICTED SECURITIES

Restricted Securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur registration costs upon such resales.

--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

NOTE 8. TRUSTEES AND OFFICERS OF THE TRUST



                           POSITION      LENGTH OF       PRINCIPAL              NUMBER OF PORTFOLIOS   OTHER
NAME,                      WITH THE      TIME            OCCUPATION(S)          IN FUND COMPLEX        DIRECTORSHIPS
AGE AND ADDRESS            TRUST         SERVED1         DURING PAST 5 YEARS    OVERSEEN BY TRUSTEE2   HELD BY TRUSTEES

INTERESTED TRUSTEE
John Y. Keffer 3           Chairman      1989-Present    Member and Director,       29                 Chairman/President,
Born: July 15, 1942        President                     Forum Financial                               Monarch Funds
Two Portland Square                                      Group, LLC
Portland, ME 04101                                       (a mutual fund services
                                                         holding company)

DISINTERESTED TRUSTEES
CostasAzariadis            Trustee       1989-Present    Professor of Economics,    27                 None
Born: February 15, 1943                                  University of
Dept. of Economics                                       California
University of California                                 Los Angeles
Los Angeles, CA 90024                                    Visiting Professor
                                                         of Economics,
                                                         Athens University
                                                         of Economics
                                                         and Business
                                                         1998 - 1999


James C. Cheng             Trustee       1989-Present    President,                 27                 None
Born: July 26, 1942                                      Technology Marketing
27 Temple Street                                         Associates (marketing
Belmont, MA 02478                                        company for small
                                                         and medium sized
                                                         businesses in
                                                         New England)


J. Michael Parish          Trustee       1989-Present    Partner,                   27                 None
Born: November 9, 1943                                   Wolfe, Block, Schorr &
40 West 57th Street                                      Solis-Cohen LLP
New York, NY 10019                                       (law firm) since 2002
                                                         Partner,
                                                         Thelen Reid & Priest
                                                         LLP
                                                         (law firm) from
                                                         1995-2002
------------------------------------------------------------------------------------------------------------------------------------


1 Term of service is indefinite.

2 The Fund complex includes the Trust and two other investment companies for which Forum Financial Group LLC, provides services.

3 John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.


                                                         17






--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
NOTES TO FINANCIAL STATEMENTS (Concluded)
APRIL 30, 2002 (Unaudited)
--------------------------------------------------------------------------------




                          POSITION         LENGTH OF    PRINCIPAL               NUMBER OF PORTFOLIOS   OTHER
NAME,                     WITH THE         TIME         OCCUPATION(S)           IN FUND COMPLEX        DIRECTORSHIPS
AGE AND ADDRESS           TRUST            SERVED1      DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE2   HELD BY TRUSTEES

OFFICERS
Thomas G. Sheehan         Vice President/  2000-Present Director of Business      N/A                    N/A
Born: July 17, 1954       Assistant                     Development,
Two Portland Square       Secretary                     Forum Financial
Portland, ME 04101                                      Group, LLC since 2001
                                                        Managing Director
                                                        and Counsel,
                                                        Forum Financial
                                                        Group, LLC
                                                        from 1993 to 2001


Lisa J. Weymouth          Vice President/  2001-Present Director and Manager,     N/A                    N/A
Born: May 4, 1968         Assistant                     Forum Shareholder
Two Portland Square       Secretary                     Services, LLC
Portland, ME 04101                                      (transfer agent)
                                                        Director, Forum
                                                        Administrative Services,
                                                        LLC (mutual fund
                                                        administrator) since
                                                        2001


Ronald H. Hirsch          Treasurer        2000-Present Managing Director         N/A                    N/A
Born: October 14, 1943                                  of Operations,
Two Portland Square                                     Forum Financial
Portland, ME 04101                                      Group, LLC since 1999
                                                        Member of the Board,
                                                        Citibank Germany
                                                        1991 - 1998

Leslie K. Klenk           Secretary        1998-Present Counsel, Forum Financial  N/A                    N/A
Born: August 24, 1964                                   Group, LLC since 1998
Two Portland Square                                     Associate General
Portland, ME 04101                                      Counsel,
                                                        Smith Barney Inc.
                                                        (brokerage firm) 1993 -
                                                        1998
------------------------------------------------------------------------------------------------------------------------------------


1 Term of service is indefinite.

2 The Fund complex  includes the Trust and two other  investment  companies  for which Forum Financial Group LLC, provides services.

The Statement of Additional Information ("SAI") contains additional  information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (800) 943-6786.

                        King Investment Advisors, Inc.
          [LOGO]        c/o Forum Shareholder Services, LLC
                        Two Portland Square
                        Portland, Maine 04101
                        (800) 868-9535









                                                   DISTRIBUTOR
                                                   Forum Fund Services, LLC
                                                   Two Portland Square
                                                   Portland, Maine 04101










                                      This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.